Exhibit 99.2

Enochian Biosciences Investor Presentation 1

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Forward Looking Statements This presentation contains forward - looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward looking statements as a result of various factors and uncertainties, including, without limitation, our developmental stage and limited operating history, our ability to successfully and timely develop products, enter into collaborations and achieve other projected milestones, the ability of any of our patents filed or licensed to grant, rapid technological change in our markets, demand for our future products, legislative, regulatory and competitive developments and general economic conditions. Our Annual Report on Form 10 - K, recent and forthcoming Quarterly Reports on Form 10 - Q, recent Current Reports on Forms 8 - K, and other SEC filings discuss some of the important risk factors that may affect our ability to achieve the anticipated results, as well as our business, results of operations and financial condition. Readers are cautioned not to place undue reliance on these forward - looking statements. Additionally, Enochian disclaims any intent to update these forward - looking statements to reflect subsequent developments. 2

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Vision: To transform lives by developing cures and a vaccine for HIV/AIDS and life - long remissions for some of the deadliest cancers Mission: Build Pipeline of Cost Effective & Efficacious Gene - Modified Cellular and Immuno - Therapies Transforming Lives with Groundbreaking Science 3

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Our Strategy 4 Enochian Ground Breaking Science Develop Pipeline of HIV Treatments Develop Pipeline of Oncology Treatments Use our DC Platofrm to license out non - core Targets

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Our Team Experienced Leadership Management Team Mark Dybul, MD, Executive Vice Chairman Luisa Puche, Chief Financial Officer Serhat Gümrükcü, MD, PhD, Inventor Wenshi Wang, PhD, SVP Operations Tung Nguyen, Sr. Molecular Biologist 5 Board of Directors Rene Sindlev, Chairman Dr. Mark Dybul, MD, Executive Vice Chairman Evelyn D’ An, Director James Sapirstein, R.Ph., MBA, Director Luc Debruyne, Director Carl Sandler, Member Henrik Gr Ø nfeldt – S Ø rensen, Member Scientific Advisory Board Dr. Mark Dybul (Chairman) Dr. Steven Deeks Dr. W. David Hardy Dr Hans - Peter Kiem Strong expertise in the field of gene therapy, HIV and immuno - oncology focusing on developing transformative, multi - indication, platform drugs that will change the standard of care of HIV/AIDS and cancer Christine Mikail, External Strategic Advisor, Chair IP Committee

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HIV & Oncology: Pipeline Development Program Indication Discovery /Research Preclinical IND Phase 1 Phase 2 Phase 3 ENOB - HV - 01 Autologous HIV Curative Treatment ENOB - HV - 11 Preventative HIV Vaccine ENOB - HV - 12 Therapeutic HIV Vaccine ENOB - DB - 01 MCV vaccine technology ENOB - DC - 01 Off - the - shelf DC vaccine pulsed with MCV lysate ENOB - DC - 11 Innovative DC vaccine for multiple solid tumors ENOB - DC - 21 Nonspecific vaccine for intratumoral injection * * ** HIV Cancer * This legacy Dandrit product candidate is no longer being pursued by Enochian but based on the learning from working with th is product, Enochian has combined the MCV lysate with its innovative dendritic cell therapeutic platform. ** We plan to initially target pancreatic cancer, triple negative breast cancer, glioblastoma, and renal cell carcinoma

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Enochian Key Accomplishments Corporate Accomplishments Dandrit – Enochian Transformational Transaction Closed – February 2018 Enochian BioSciences Uplists to Nasdaq – December 2018 Optimized management team in place - January 2019 Program accomplishments HIV – 2018/2019 ENOB - HV - 01: Early proof of concept mouse study for autologous method completed Pre - clinical studies at Scripps Institute underway Planning for Interact meeting request Q3 2019/meeting Q4 2019 ENOB - HV - 11/12: pre - clinical studies begun. Target for non - human primate studies to begin mid - 2019 Oncology - 2019 Drawing on lessons from published Phase I/ IIa clinical trials with legacy Dandrit MCV product candidate (ENO - 4001), initiate pre - clinical studies in late Q1 Intellectual Property Patent* covering autologous method converted from provisional to non - provisional – November 2018 - providing protection until November 2038 Patent covering genetically modified novel dendritic cell therapy provisional patent filed and further filings to optimize under way – June 2018; FTO & patentability searches successfully completed 7 *Enochian has exclusively licensed the patent for all HIV indications

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HIV Program 8

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Why Do We Need a Cure and a Vaccine for HIV?



~36.9 MILLION
Living with HIV worldwide in 2017

~2 MILLION
Infected with HIV worldwide in 2017

~1 MILLION
AIDS related deaths worldwide in 2017

~40 Thousand
Diagnosed with HIV in the U.S. in 2017



~1.1 MILLION
People living with HIV in the U.S.


ANTIRETROVIRAL THERAPY
ART USES DIFFERENT KINDS OF MEDICATION TO KEEP HIV FROM GROWING & MULTIPLYING



Antiretroviral Therapy (ART) Standard of Care for HIV Today

Causes Bone and Kidney Damage

~$15,000 to $40,000
Yearly cost of ART in the US

HIV can be controlled with antiretroviral therapy or ART with taxing side effects and at significant cost to the healthcare system, however, no effective cure currently exists for HIV/AIDS

https://www.cdc.gov/hiv/statistics/overview/ataglance.html

HIV infection in a Nutshell 10 HIV is a retrovirus that infects, replicates within and kills CD4 - cells (T - cells) CCR5 and CXCR4 are chemokine co - receptors along with CD4 that are required for HIV to enter T - cells In a small percent of people, there is a naturally occurring mutation that prevents expression of CCR5. They are resistant to HIV infection

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Transplant approach to cure HIV An HIV - positive person, the “Berlin patient” developed cancer and received an allogeneic transplant (cells received from another person) who had the CCR5 mutation. He seems to be cured. Applying the theory, researchers explored using genetic manipulation to knockdown CCR5 in HIV - positive persons and transplanting/reinfusing (autologous transplant) them following myeloablative chemotherapy. Sangamo and Calimmune (CSL Behring) have pursued commercial application without long - term success due to low uptake of transplanted cells (engraftment). In addition, chemotherapy is expensive, toxic and has significant lifetime risk including developing certain types of cancer 11

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Enochian’s “Special Sauce” Innovative, proprietary approach has potential to overcome failures Provides a competitive advantage to transplanted cells to increase engraftment Uses less toxic chemotherapy allowing for outpatient care Could be applied in many settings, potentially not only high - income countries 12

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Oncology Program 13

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At the cutting edge Many cancers are caused by immune dysregulation The immune system plays an important role in targeting and destroying cancer cells. Our strategy is to combine our gene modified cellular therapy platform used in HIV with our extensive knowledge of dendritic cells to develop a novel proprietary immuno - oncology technology platform for the treatment of cancer. 14

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Market Potential 15

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HIV MARKET ART is lifelong: costs $15 - 40,000/year in high income countries 36.7 million currently living with HIV; 2 million new infections every year Total spent on HIV/AIDS between 2000 - 2015: $562.6 billion/$48.9 billion per year 16

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Oncology Platform*: Targeting Areas of High Unmet Need Glioblastoma Most deadly form of human cancer, median survival of ~ 1 year & 5 - year survival rates below 10%; 2018 - Approximately 23,000 incident cases (classified as a rare disease & qualifies for FDA Fast Track Designation) & $200M in sales US/EU Triple Negative Breast Cancer Survival rates tend to be lower with TNBC compared to other forms of breast cancer; sales of key triple - negative breast cancer drugs across the US, Japan, & five major EU markets will grow from $293m in 2015 to $1.0bn in 2024 Renal Cell Cancer 2018 incidence cases of over 110,000 and expected to continue to grow; currently a $3B market in sales Pancreatic Cancer 5 th leading cause of cancer deaths; ~460,000 incident cases of pancreatic cancer worldwide, ~4% of patients diagnosed with pancreatic cancer will be alive five years after diagnosis; 2017 sales over 3B, with Celgene’s abraxane leading the pack 17 Cancer is among the leading causes of death worldwide - In 2018 - 17 million new cases and 9.6 million cancer - related deaths worldwide. *We plan to initially target pancreatic cancer, triple negative breast cancer, glioblastoma, and renal cell carcinoma

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Cell Therapy & Immuno - oncology represent a Large Market Opportunity within Oncology 18 Recent Comparable M&A Exits $11.9B Sold to Gilead Pharma – Aug 2017 $9.0B Sold to Celgene – June 2018 $8.0B Sold to Eli Lilly – Jan 2019 *Source: Evaluate Pharma CAR - T & Immuno - oncology Product Costs $475,000 Novartis - n on - Hodgkin lymphoma $373,000 Gilead - n on - Hodgkin lymphoma $150,000* BMS – Melanoma /*per year

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POTENTIAL FUTURE MILESTONES FOR ENOCHIAN Key conferences NOBLECon15 in Fort Lauderdale FL (January 2019) Publications Various publications reporting Enochian R&D team’s progress in in - vitro and in - vivo studies FDA/Regulatory IND Status Phase I/II Human Trials Possible Fast Track status Possible Breakthrough status Possible Regenerative Medicine Advanced Therapy (RMAT) status BLA license Partnerships Partnerships or non - dilutive funding with NGOs for HIV cure Partnerships or non - dilutive funding HIV/AIDS preventative vaccine

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